Rule 497(e)

Registration Nos. 333-143964 and 811-21944

FIRST TRUST EXCHANGE-TRADED FUND II
(the “Trust”)

FIRST TRUST GLOBAL WIND ENERGY ETF
FIRST TRUST NASDAQ® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEX FUND
FIRST TRUST BICK INDEX FUND
FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND
FIRST TRUST CLOUD COMPUTING ETF
FIRST TRUST NASDAQ CYBERSECURITY ETF
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE FUNDS’ PROSPECTUS

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON MARCH 20, 2020

DATED APRIL 23, 2020

Notwithstanding anything to the contrary in the Funds’ Prospectus, the Funds’ Index Provider has announced that, due to recent market conditions, the March 2020 scheduled rebalance and reconstitution of each Fund’s Index has been postponed until April 30, 2020. This means that securities will not be bought, sold or reweighted pursuant to a Fund’s stated Index methodology until April 30, 2020. During this delay, it is possible that an Index and, in turn, a Fund will deviate from its stated Index methodology and therefore experience returns different than those that would have been achieved under a normal rebalance and reconstitution schedule.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE